UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 8, 2007

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                     1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)



  2001 Edmund Halley Drive, Reston, Virginia                  20191
   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On January 8, 2007, Sprint Nextel Corporation (the "Company") issued a press release updating its financial outlook and operating performance. The press release is furnished as Exhibit 99.

Item 7.01 Regulation FD Disclosure.

     On January 8, 2007, the Company issued a press release updating its financial outlook and operating performance. The press release is furnished as
Exhibit 99.

     The Company is actively engaged in a search for a Chief Operating Officer. Gary D. Forsee, the Company's Chairman and Chief Executive Officer, is currently fulfilling the duties of chief operating officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit      Description
No.

99           Press Release Updating Financial Outlook and Operating
             Performance.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: January 8, 2007               By:   /s/ Michael T. Hyde
                                          Michael T. Hyde
                                          Assistant Secretary

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                                  EXHIBIT INDEX


Number     Exhibit

99        Press Release Updating Financial Outlook and Operating Performance.